Exhibit 99.3

GUARANTEE AGREEMENT
made by
KADANT CAYMAN LTD.
in favor of
CITIZENS BANK, N.A.,
as Administrative Agent
and
CITIZENS BANK, N.A.,
as Multicurrency Administrative Agent
Dated as of March 1, 2017

TABLE OF CONTENTS
Page

SECTION 1.	DEFINED TERMS	2
1.1	Definitions	2
1.2	Other Definitional Provisions	3
SECTION 2.	GUARANTEE OF SUBSIDIARY GUARANTORS	3
2.1	Guarantee	3
2.2	Reserved	3
2.3	No Subrogation	3
2.4	Amendments, etc. with respect to the Foreign Subsidiary Borrower Obligations	4
2.5	Guarantee Absolute and Unconditional	4
2.6	Reinstatement	5
2.7	Payments	5
SECTION 3.	RESERVED	6
SECTION 4.	MISCELLANEOUS	6
4.1	Amendments in Writing	6
4.2	Notices	6
4.3	No Waiver by Course of Conduct; Cumulative Remedies	6
4.4	Enforcement Expenses; Indemnification	6
4.5	Successors and Assigns	7
4.6	Set-Off	7
4.7	Counterparts	7
4.8	Severability	7
4.9	Section Headings	7
4.10	Integration	7
4.11	GOVERNING LAW	8
4.12	Submission To Jurisdiction; Waivers	8
4.13	Acknowledgements	8
4.14	Additional Guarantors	9
4.15	WAIVER OF JURY TRIAL	9

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GUARANTEE AGREEMENT
GUARANTEE AGREEMENT, dated as of March 1, 2017, made by Kadant Cayman Ltd. (the “Guarantor”), a wholly-owned subsidiary of Kadant Inc. (the “Borrower”), in favor of Citizens Bank, N.A., as Administrative Agent and as Multicurrency Administrative Agent (in both such capacities, the “Administrative Agent”) for the banks and other financial institutions or entities (the “Lenders”) from time to time parties to the Amended and Restated Credit Agreement, dated as of March 1, 2017 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the Foreign Subsidiary Borrowers from time to time parties thereto, the Lenders and the Administrative Agent.
W I T N E S S E T H:
WHEREAS, the Borrower and the Foreign Subsidiary Borrowers from time to time parties thereto are parties to that certain Credit Agreement, dated as of August 3, 2012, as amended by the First Amendment to Credit Agreement and Limited Consent, dated as of November 1, 2013 and Second Amendment to Credit Agreement, dated as of March 29, 2016 (the “Existing Credit Agreement”);
WHEREAS, on the date hereof, the Borrower and the Foreign Subsidiary Borrowers from time to time parties thereto have entered into the Credit Agreement with the Lenders and the Administrative Agent (i) pursuant to which the Lenders wish to increase the amount of the revolving credit facility and (ii) in order to amend and restate the terms of the Existing Credit Agreement on the terms and conditions set forth in the Credit Agreement;
WHEREAS, the Guarantor has agreed to guaranty the obligations of Kadant Johnson Deutschland GmbH (“Kadant Germany”) and Kadant International Luxembourg SCS (“Kadant Luxembourg”);
WHEREAS, the Guarantor is the parent of Kadant Germany and Kadant Luxembourg;
WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective extensions of credit to the Borrower and the Foreign Subsidiary Borrowers under the Credit Agreement that the Guarantor shall have executed and delivered this Agreement to the Administrative Agent for the ratable benefit of the Lenders; and
NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrower or the Foreign Subsidiary Borrowers thereunder, the Guarantor hereby agrees with the Administrative Agent, for the ratable benefit of the Lenders, as follows:

SECTION 1.    DEFINED TERMS
1.1    Definitions.
(a)    Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.
(b)    The following terms shall have the following meanings:
“Agreement”: this Guarantee Agreement, as the same may be amended, supplemented or otherwise modified from time to time.
“Foreign Subsidiary Borrowers”: each of Kadant Germany and Kadant Luxembourg and their successors and assigns.
“Foreign Subsidiary Borrower Obligations”: with respect to each Foreign Subsidiary Borrower, the collective reference to the unpaid principal of and interest on the Loans made to such Foreign Subsidiary Borrower and Reimbursement Obligations of such Foreign Subsidiary Borrower and all other obligations and liabilities of such Foreign Subsidiary Borrower (including, without limitation, interest accruing at the then applicable rate provided in the Credit Agreement after the maturity of the Loans made to such Foreign Subsidiary Borrower and Reimbursement Obligations of such Foreign Subsidiary Borrower and interest accruing at the then applicable rate provided in the Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to such Foreign Subsidiary Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) to the Administrative Agent or any Lender, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, this Agreement, the other Loan Documents, any Letter of Credit or any other document made, delivered or given in connection with any of the foregoing, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Administrative Agent or to the Lenders that are required to be paid by such Foreign Subsidiary Borrower pursuant to the terms of any of the foregoing agreements).
“Guarantor Obligations”: with respect to the Guarantor, all obligations and liabilities of the Guarantor which may arise under or in connection with this Agreement (including, without limitation, Section 2 and Section 3, as applicable) or any other Loan Document to which the Guarantor is a party, in each case whether on account of guarantee obligations, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Administrative Agent or to the Lenders that are required to be paid by the Guarantor pursuant to the terms of this Agreement or any other Loan Document).
“Guarantor”: Kadant Cayman Ltd.

1.2    Other Definitional Provisions.
(a)    The words “hereof,” “herein”, “hereto” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section and Schedule references are to this Agreement unless otherwise specified.
(b)    The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.
SECTION 2.    GUARANTEE OF SUBSIDIARY GUARANTORS
2.1    Guarantee.
(a)    Guarantor unconditionally and irrevocably, guarantees to the Administrative Agent, for the ratable benefit of the Lenders and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the each Foreign Subsidiary Borrower when due (whether at the stated maturity, by acceleration or otherwise) of the Foreign Subsidiary Borrower Obligations.
(b)    The guarantee contained in this Section 2 shall remain in full force and effect until all the Foreign Subsidiary Borrower Obligations and the obligations of the Guarantor under the guarantee contained in this Section 2 shall have been satisfied by payment in full in cash, no Letter of Credit constituting Foreign Subsidiary Borrower Obligations shall be outstanding and the Commitments to provide Loans to the Foreign Subsidiary Borrowers shall be terminated, notwithstanding that from time to time during the term of the Credit Agreement each Foreign Subsidiary Borrower may be free from any Foreign Subsidiary Borrower Obligations.
(c)    No payment made by the Borrower, any Foreign Subsidiary Borrower, any other guarantor or any other Person or received or collected by the Administrative Agent or any Lender from the Borrower, any Foreign Subsidiary Borrower, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Foreign Subsidiary Borrower Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of the Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by the Guarantor in respect of the Foreign Subsidiary Borrower Obligations or any payment received or collected from the Guarantor in respect of the Foreign Subsidiary Borrower Obligations), remain liable for the Foreign Subsidiary Borrower Obligations (as reduced by any such payment), until the Foreign Subsidiary Borrower Obligations are paid in full in cash, no Letter of Credit constituting Foreign Subsidiary Borrower Obligations shall be outstanding and the Commitments to provide Loans to the Foreign Subsidiary Borrowers are terminated.
2.2    Reserved.
2.3    No Subrogation. Notwithstanding any payment made by Guarantor hereunder or any set-off or application of funds of Guarantor by the Administrative Agent or any Lender, Guarantor shall not be entitled to be subrogated to any of the rights of the Administrative Agent or any Lender against the Borrower, any Foreign Subsidiary Borrower or any guarantee or right of offset held by the Administrative Agent or any Lender for the payment of the Foreign Subsidiary Borrower Obligations, until all amounts owing to the Administrative Agent and the Lenders by each Foreign Subsidiary Borrower on account of the Foreign Subsidiary Borrower Obligations, are paid in full in cash, no Letter of Credit shall be outstanding and the Commitments are terminated. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time when all of the Foreign Subsidiary Borrower Obligations shall not have been paid in full in cash, such amount shall be held by Guarantor in trust for the Administrative Agent and the Lenders, segregated from other funds of Guarantor and shall, forthwith upon receipt by Guarantor be turned over to the Administrative Agent in the exact form received by Guarantor (duly indorsed by such Subsidiary Guarantor to the Administrative Agent, if required), to be applied against the Foreign Subsidiary Borrower Obligations, whether matured or unmatured, in such order as the Administrative Agent may determine.
2.4    Amendments, etc. with respect to the Foreign Subsidiary Borrower Obligations.
(a)    The Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against Guarantor and without notice to or further assent by Guarantor, any demand for payment of any of the Foreign Subsidiary Borrower Obligations made by the Administrative Agent or any Lender may be rescinded by the Administrative Agent or such Lender and any of the Foreign Subsidiary Borrower Obligations continued, and the Foreign Subsidiary Borrower Obligations, or the liability of any other Person upon or for any part thereof, or any guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Administrative Agent or any Lender, and the Credit Agreement and the other Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Administrative Agent (or the Required Lenders or all Lenders, as the case may be) may deem advisable from time to time, and any guarantee or right of offset at any time held by the Administrative Agent or any Lender for the payment of the Foreign Subsidiary Borrower Obligations may be sold, exchanged, waived, surrendered or released. Neither the Administrative Agent nor any Lender shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Foreign Subsidiary Borrower Obligations or for the guarantee contained in this Section 2 or any property subject thereto.
2.5    Guarantee Absolute and Unconditional. The Guarantor waives any and all notice of the creation, renewal, extension or accrual of any Foreign Subsidiary Borrower Obligations and notice of or proof of reliance by the Administrative Agent or any Lender upon the guarantee contained in this Section 2 or acceptance of the guarantee contained in this Section 2; the Foreign Subsidiary Borrower Obligations and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this Section 2; and all dealings between the Borrower or any Foreign Subsidiary Borrower, on the one hand, and the Administrative Agent and the Lenders, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Section 2. The Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrower or any Foreign Subsidiary Borrower with respect to the Foreign Subsidiary Borrower Obligations. The Guarantor understands and agrees that the guarantee contained in this Section 2 shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity or enforceability of the Credit Agreement or any other Loan Document, the Foreign Subsidiary Borrower Obligations or any guarantee or right of offset with respect thereto at any time or from time to time held by the Administrative Agent or any Lender, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Borrower, any Foreign Subsidiary Borrower or any other Person against the Administrative Agent or any Lender; other than any right of defense, set-off or counterclaim specifically available to the Borrower, any Foreign Subsidiary Borrower or any other Person under the Loan Documents, (c) any other circumstance whatsoever (with or without notice to or knowledge of the Borrower, any Foreign Subsidiary Borrower or the Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower for the Foreign Subsidiary Borrower of its Foreign Subsidiary Borrower Obligations, or of the Guarantor under the guarantee contained in this Section 2, in bankruptcy or in any other instance. When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against the Guarantor, the Administrative Agent or any Lender may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against the Borrower, any Foreign Subsidiary Borrower, or any other Person or against any guarantee for the Foreign Subsidiary Borrower Obligations or any right of offset with respect thereto, and any failure by the Administrative Agent or any Lender to make any such demand, to pursue such other rights or remedies or to collect any payments from the Borrower, any Foreign Subsidiary Borrower or any other Person or to realize upon any such guarantee or to exercise any such right of offset, or any release of the Borrower or any Foreign Subsidiary Borrower or any other Person or any such guarantee or right of offset, shall not relieve the Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Administrative Agent or any Lender against the Guarantor. For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings.
2.6    Reinstatement. The guarantee contained in this Section 2 shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Foreign Subsidiary Borrower Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent or any Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any Foreign Subsidiary Borrower, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower, any Foreign Subsidiary Borrower or any substantial part of its property, or otherwise, all as though such payments had not been made.
2.7    Payments. The Guarantor hereby guarantees that payments due hereunder will be paid to the Administrative Agent without set-off or counterclaim in Dollars at the Funding Office.

SECTION 3. RESERVED
SECTION 4. MISCELLANEOUS
4.1    Amendments in Writing. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Section 10.1 of the Credit Agreement.
4.2    Notices. All notices, requests and demands to or upon the Administrative Agent or Guarantor hereunder shall be effected in the manner provided for in Section 10.2 of the Credit Agreement; provided that any such notice, request or demand to or upon the Guarantor shall be addressed to such Person at its notice address set forth on Schedule 1.
4.3    No Waiver by Course of Conduct; Cumulative Remedies. Neither the Administrative Agent nor any Lender shall by any act (except by a written instrument pursuant to Section 4.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent or any Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Administrative Agent or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Administrative Agent or such Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.
4.4    Enforcement Expenses; Indemnification.
(a)    The Guarantor agrees to pay or reimburse each Lender and the Administrative Agent for all its costs and expenses incurred in collecting against the Guarantor under the guarantee contained in Section 2 or Section 3, as the case may be, or otherwise enforcing or preserving any rights against the Guarantor under this Agreement and the other Loan Documents to which the Guarantor is a party, including, without limitation, the fees and disbursements of counsel to each Lender and of counsel to the Administrative Agent.
(b)    The Guarantor agrees to pay, and to save the Administrative Agent and the Lenders harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement to the extent the Borrower would be required to do so pursuant to Section 10.5 of the Credit Agreement.
(c)    The agreements in this Section 4.4 shall survive repayment of the Obligations and all other amounts payable under the Credit Agreement and the other Loan Documents.

4.5    Successors and Assigns. This Agreement shall be binding upon the successors and assigns of each Guarantor and shall inure to the benefit of the Administrative Agent and the Lenders and their successors and assigns; provided that Guarantor may not assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Administrative Agent.
4.6    Set-Off.
(a)    The Guarantor hereby irrevocably authorizes the Administrative Agent and each Lender at any time and from time to time while an Event of Default shall have occurred and be continuing, without notice to the Guarantor, any such notice being expressly waived by the Guarantor, to set-off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Administrative Agent or such Lender to or for the credit or the account of the Guarantor, or any part thereof in such amounts as the Administrative Agent or such Lender may elect, against and on account of the obligations and liabilities of the Guarantor to the Administrative Agent or such Lender hereunder and claims of every nature and description of the Administrative Agent or such Lender against the Guarantor, in any currency, whether arising hereunder, under the Credit Agreement, any other Loan Document or otherwise, as the Administrative Agent or such Lender may elect, whether or not the Administrative Agent or any Lender has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. The Administrative Agent and each Lender shall notify the Guarantor promptly of any such set-off and the application made by the Administrative Agent or such Lender of the proceeds thereof, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Administrative Agent and each Lender under this Section 4.6 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Administrative Agent or such Lender may have.
4.7    Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.
4.8    Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
4.9    Section Headings. The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.
4.10    Integration. This Agreement and the other Loan Documents represent the agreement of the Guarantor, the Administrative Agent and the Lenders with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to subject matter hereof and thereof not expressly set forth or referred to herein or in the other Loan Documents.
4.11    GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
4.12    Submission To Jurisdiction; Waivers. The Guarantor hereby irrevocably and unconditionally:
(a)    submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;
(b)    consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;
(c)    agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Guarantor at its address referred to in Section 4.2 or at such other address of which the Administrative Agent shall have been notified pursuant thereto;
(d)    agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and
(e)    waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.
4.13    Acknowledgements. Guarantor hereby acknowledges that:
(a)    it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party;
(b)    neither the Administrative Agent nor any Lender has any fiduciary relationship with or duty to the Guarantor arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Guarantor, on the one hand, and the Administrative Agent and Lenders, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and
(c)    no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Guarantors and the Lenders.

4.14    Reserved.

4.15    WAIVER OF JURY TRIAL. THE GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee Agreement to be duly executed and delivered as of the date first above written.
KADANT CAYMAN LTD., as Guarantor

By:	/s/ Jeffrey L. Powell Name: Jeffrey L. Powell Title: Director

[Signature Page to Guarantee Agreement]